Complete Phase 1b Dataset: EDP1815 in Atopic Dermatitis January 20, 2021

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Phase 1b clinical trial design Trial Summary • Double-blind, placebo-controlled trial of 24 patients • Mild and moderate atopic dermatitis*, randomized 2:1 (active : placebo) • 56 days of oral administration of enteric capsule formulation, follow-up at day 70 • Once daily • No active topical treatments, no requirement to use emollients 3 *Baseline Disease Severity Inclusion criteria: • IGA 2 or 3 • BSA 5-40% Mean baseline characteristics EDP1815 (n=16) Placebo (n=8) EASI 8.31 9.31 IGA 2.63 2.75

No topical therapies required for patients for >8 weeks • No topical steroids permitted at any point • Topical emollients permitted to be used only if the patient was already using regularly prior to entry into trial • Low rate of topical emollients use: • Placebo: 2 of 8 (25%) applied emollient regularly • EDP1815: 4 of 16 (25%) applied emollient regularly • Phase 2 and 3 trials would include at least daily emollient use 4

Improvements in EASI, IGA*BSA, and SCORAD at day 56 5 * Clinical Measure Treatment Difference at Day 56 EASI 52% (p=0.062) IGA*BSA 65% (p=0.022) SCORAD 55% (p=0.043)

EASI: 10/16 patients on EDP1815 improved at day 56 6 Patients (n=24)

44% of EDP1815 patients achieved EASI50 7 Clinical Measure Placebo EDP1815 EASI50 day 56 0/8 (0%) 4/16 (25%) EASI50 day 70 0/8 (0%) 7/16 (44%) EASI50 response at day 70 Placebo EDP1815 Intervention

IGA*BSA: 6 patients achieved a >50% improvement at day 56 with EDP1815 8 50% Improvement Patients (n=24)

Clinically meaningful improvements in Patient-Reported Outcomes at day 56, including itch and sleep

Patient-Reported Outcome	EDP1815 Mean change, day 56 (mean % change per patient)	Placebo Mean change, day 56 (mean % change per patient)
DLQI (Dermatology Life Quality Index)	-3.6* (-35%)	-0.3 (+46%)
POEM (Patient-Oriented Eczema Measure)	-4.1* (-21%)	+1.6 (+22%)

*Mean improvement exceeded the minimally clinically important difference[1,2]

- EDP1815 led to improvement in itch across all measured scores at day 56
- EDP1815 led to improvement in sleep across all measured scores at day 56

1. Basra MK, Salek MS, Camilleri L, Sturkey R, Finlay AY. Determining the minimal clinically important difference and responsiveness of the Dermatology Life Quality Index (DLQI): further data. Dermatology. 2015;230(1):27-33. doi: 10.1159/000365390. Epub 2015 Jan 20. PMID: 25613671.
2. Schram ME, Spuls PI, Leeflang MM, Lindeboom R, Bos JD, Schmitt J. EASI, (objective) SCORAD and POEM for atopic eczema: responsiveness and minimal clinically important difference. Allergy. 2012 Jan;67(1):99-106. doi: 10.1111/j.1398-9995.2011.02719.x. Epub 2011 Sep 27. PMID: 21951293.

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Efficacy of oral EDP1815 in atopic dermatitis 10 Patient on once daily oral EDP1815 and no topical treatments: before and after (patient achieved EASI50 score) Before, day 0 After, day 56

Conclusions 1. Consistent results observed across all atopic dermatitis measures 2. Progressing into Phase 2 clinical trial in atopic dermatitis 3. EDP1815 has now shown clinical activity in both psoriasis and atopic dermatitis patients 11

Patient need in mild and moderate atopic dermatitis 12

Hundreds of millions of patients worldwide live with atopic dermatitis, most with no meaningful treatments “1 in 3 takes one or more hours per day to treat their AD” 13Atopic Dermatitis: Survey of 192 patients from the National Eczema Association, 2016 https://nationaleczema.org/in-your-words-survey-series “Lack of safe and effective treatments” 15-20% of children and 3-6% of adults worldwide1 are estimated to suffer from atopic dermatitis 1 Datamonitor Healthcare; DaVeiga, 2012; GBD, 2018; Nutten, 2015, National Eczema Foundation

SINTAX medicines potentially applicable across spectrum of inflammatory diseases- plan to capture full breadth in staged manner

	Proof of concept results from currently studied indications	First wave of potential expansion programs	Examples of potential second wave expansion programs	
Th17 focused	**PSORIASIS** • Reduction in skin lesions vs placebo in 2 cohorts • Systemic Inhibition of multiple inflammatory cytokines • Ongoing Phase 2b trial	• Psoriatic arthritis • Axial spondylarthritis* • Rheumatoid arthritis*	• Acne • Alopecia areata • Chronic obstructive pulmonary disease • Crohn's disease • Giant cell arthritis • Hidradenitis suppurative • Inflammatory myopathies	• Lichen planus • Sarcoidosis • Sjögren's syndrome • Ulcerative colitis • Vitiligo • Scleroderma / Systemic sclerosis
Th2 focused	**ATOPIC DERMATITIS** • Improvement in atopic dermatitis vs placebo • Positive results provide basis for Phase 2b	• Asthma • Allergy	• Allergic bronchopulmonary aspergillosis • Allergic rhinitis • Bullous pemphigoid • Chronic spontaneous urticaria • Eosinophilic esophagitis	• Eosinophilic granulomatosis with polyangiitis • Hypereosinophilic syndrome • Prurigo nodularis • Nasal polyps
Th1 focused	**HUMAN KLH** • >90% reduction in inflammation vs placebo	• Axial spondylarthritis • Rheumatoid arthritis • Psoriasis* • Psoriatic Arthritis*	• Crohn's disease • Giant cell arthritis • Hidradenitis suppurativa • Inflammatory myopathies	• Sjögren's syndrome • Systemic lupus erythematosus • Lupus nephritis

**Simplified and non-exhaustive view of inflammation. Many inflammatory diseases are complex and involve multiple arms of the immune system*

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Pipeline is rich in anticipated near-term clinical catalysts 15 Candidate Catalyst EDP1815 Psoriasis 1Q 2021: Phase 1b tablet formulation trial initiation 3Q 2021: Phase 1b tablet formulation data 2Q 2021: Phase 2 interim data 2H 2021: Full Phase 2 dataset 1H 2022: Phase 3 initiation* EDP1815 Atopic dermatitis 3Q 2021: Phase 2 initiation 1Q 2022: Phase 2 interim data 2022: Phase 3 initiation* EDP1815–TACTIC-E COVID-19 EDP1815–Rutgers University COVID-19 2Q 2021: Phase 2/3 interim safety data and futility analysis 2Q 2021: Phase 2 data EDP1867 Atopic dermatitis 1Q 2021: Phase 1b initiation 4Q 2021: Phase 1b data EDP2939 Inflammation 2022: Phase 1b initiation EDP1908 Oncology 2022: Phase 1 initiation *Progression to Phase 3 dependent on positive Phase 2 data